UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 16, 2005

Financial Security Assurance Holdings Ltd.

(Exact name of registrant as specified in its charter)

New York	1-12644	13-3261323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Park Avenue, New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 826-0100

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 420.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                                                  Results of Operations and Financial Condition.

(a)                                  On March 16, 2005, Financial Security Assurance Holdings Ltd. (the “Company”) issued a press release announcing that it was posting that date to its website, http://www.FSA.com, an Investor Relations Presentation intended primarily for fixed-income investors, which includes supplementary information related to its previously disclosed December 31, 2004 results. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the presentation, entitled “Financial Security Assurance Investors’ Overview”, is attached hereto as Exhibit 99.2.

Item 9.01.                                                                  Financial Statements and Exhibits.

(c)  Exhibits.

99.1                          Financial Security Assurance Holdings Ltd. press release dated March 16, 2005.

99.2                          Financial Security Assurance Investors’ Overview dated March 16, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINANCIAL SECURITY ASSURANCE
HOLDINGS LTD.

Date: March 16, 2005	By:	/s/ Bruce E. Stern
		Name:	Bruce E. Stern
		Title:	General Counsel and Managing Director

EXHIBIT INDEX

Exhibit Number	Description
99.1	Financial Security Assurance Holdings Ltd. press release dated March 16, 2005.
99.2	Financial Security Assurance Investors’ Overview dated March 16, 2005.